SMITH BARNEY SECTOR SERIES INC. (the “Company”)

on behalf of the

Smith Barney Technology Fund (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 23, 2005

TO THE PROSPECTUS

DATED FEBRUARY 25, 2005 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 25, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and the Statement of Additional Information:

The Board of Directors of the Company has approved an amendment to the Investment Management Agreement between the Company, on behalf of the Fund, a series of the Company, and Smith Barney Fund Management LLC (“SBFM”). Effective October 1, 2005, the management fee, which is calculated daily and payable monthly, will be reduced from 0.95% of the Fund’s average daily net assets to 0.85% of the Fund’s average daily net assets.

In addition, the Board of Directors approved an amendment to the Subadvisory Agreement among the Company, on behalf of the Fund, SBFM and Citigroup Asset Management Limited. Effective October 1, 2005, the subadvisory fee, which is calculated daily and payable monthly will be reduced from 0.65% of the Fund’s average daily net assets to 0.55% of the Fund’s average daily net assets.

The terms of the amended Investment Management Agreement and the amended Subadvisory Agreement are the same in all other material respects as those of the current Investment Management Agreement and the current Subadvisory Agreement.

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